Q2 FY2020 Financial Results & Business Update June 12, 2020 Exhibit 99.2

Safe Harbor Statement This presentation contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 including, without limitation, statements with respect to the Company’s anticipated financial results and statements regarding the Company's plans and expectations regarding the continuing development, commercialization and financing of its fuel cell technology and its business plans and strategies. All forward looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those projected. Factors that could cause such a difference include, without limitation, changes to projected deliveries and order flow, changes to production rate and product costs, general risks associated with product development, manufacturing, changes in the regulatory environment, customer strategies, ability to access certain markets, unanticipated manufacturing issues that impact power plant performance, changes in critical accounting policies, access to and ability to raise capital and attract financing, potential volatility of energy prices, rapid technological change, competition, the Company’s ability to successfully implement its new business strategies and achieve its goals, the Company’s ability to achieve its sales plans and cost reduction targets, changes by the U.S. Small Business Administration or other governmental authorities regarding the Coronavirus Aid, Relief, and Economic Security Act, the Payroll Protection Program or related administrative matters, and concerns with, threats of, or the consequences of, pandemics, contagious diseases or health epidemics, including the novel coronavirus, and resulting supply chain disruptions, shifts in clean energy demand, impacts to customers’ capital budgets and investment plans, impacts to the Company’s project schedules, impacts to the Company’s ability to service existing projects, and impacts on the demand for the Company’s products , as well as other risks set forth in the Company’s filings with the Securities and Exchange Commission. The forward-looking statements contained herein speak only as of the date of this press release. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any such statement to reflect any change in the Company’s expectations or any change in events, conditions or circumstances on which any such statement is based.. The Company refers to non-GAAP financial measures in this presentation. The Company believes that this information is useful to understanding its operating results and assessing performance and highlighting trends on an overall basis. Please refer to the Company’s earnings release and the appendix to this presentation for further disclosure and reconciliation of non-GAAP financial measures. (As used herein, the term “GAAP” refers to generally accepted accounting principles in the U.S.) The information set forth in this presentation is qualified by reference to, and should be read in conjunction with, our Annual Report on Form 10-K for the fiscal year ended October 31, 2019, filed with the SEC on January 22, 2020, our Quarterly Report on Form 10-Q for the fiscal quarter ended April 30, 2020, filed with the SEC on June 12 2020, and our earnings release for the second quarter ended April 30, 2020, filed as an exhibit to our Current Report on Form 8-K filed with the SEC on June 12, 2020.

FuelCell Energy: A Global Leader in Fuel Cell Technology – Operating Since 1969

COMPANY OVERVIEW

- Deliver clean and affordable fuel cell solutions for the supply, recovery and storage of energy
- SureSource fuel cell systems provide continuous baseload power and are deployed with utility, municipality, university and industrial and commercial enterprise customers
- Turn-key solutions from design and installation of a project to long-term operation and maintenance of fuel cell system

GLOBAL CUSTOMERS

Pfizer
ExxonMobil
TOYOTA
LIPA
RIVERSIDE
AMERICAN ELECTRIC POWER
PEPPERIDGE FARM
Radisson BLU
Clearway Energy
Federal Ministry of Education and Research
FRIATEC
Pacific Gas and Electric Company
KOSPO
SOUTHERN CALIFORNIA EDISON
e·on
cmeec
AVANGRID
Hartford Hospital Connect to healthier.

COMPANY HIGHLIGHTS[1]

Headquarters	Danbury, CT
Listing: NASDAQ	FCEL
Employees	~300
Continents	3
Global Plant Installations	59
Capacity in Field	>260 MW

TOTAL FY 2019 REVENUE BREAKDOWN: $60.8M

Service & License



44%

Advanced Technologies



32%

Generation



23%

Product



1%

High Visibility to Recurring Revenue

Demand for Clean, Reliable Electricity Driving Adoption of Fuel Cell Technology

Note: Percentages are % of FY19 revenue. [1] As of the quarter ended April 30, 2020.

fuelcellenergy

FuelCell Energy Q2 2020 Investor Presentation | 3

Purpose Statement Enable The World To Live A Life Empowered By Clean Energy

Today’s Messages Fiscal Q2 revenue growth reflecting growth across the business 1 Improved margins compared to prior year led by increased Advanced Technology work on Carbon Capture Technology, partially offset by unabsorbed fixed costs as a result of the Covid-19 pandemic 2 3 Additional financing availability under Orion facility made available for working capital and general corporate needs 4 Extending leadership in sustainability and environmental stewardship 5 Managing potential impacts of Coronavirus 6 Planning to resume operations at the Torrington manufacturing facility on June 22, 2020 Minimized impact on project schedules through management of both inventory and the supply chain Office reopening process to be staggered across the business; We will comply with all state, federal and local jurisdictional government rules while working to meet project schedules for our customers Managing impact on the Company’s sales and marketing opportunities due to customer delays in new projects as a result of the the global pandemic Advancing Powerhouse Strategy with milestones reached during the quarter

Q2 2020 Financial Performance

Second Quarter of Fiscal 2020 Highlights REVENUE 105% increase to $18.9M in Q2 FY20 versus $9.2M in Q2 FY19 GROSS PROFIT $0.17M vs. $(3.6M) in Q2 FY19 OPERATING EXPENSE 41%, or $5.7M, decrease vs. Q2 FY19 LOSS FROM OPERATIONS Improved to $(8.1M) vs. $(17.6M) in Q2 FY19 Improving Financial Performance FuelCell Energy Q2 2020 Investor Presentation | FuelCell Project with CMEEC SureSourceTM 7.4 MW Location: U.S. Navy Subbase | Groton, CT

Second Quarter of Fiscal 2020 Financial Performance

Net Loss, Net Loss to Common Shareholders, Loss from Ops and Adj. EBITDA ($M)



$(22.9)
$(19.5)
$(17.6)
$(14.5)
$(15.6)
$(14.8)
$(8.1)
$(3.3)
2Q19
2Q20
Net Loss to Common Shareholders
Net Loss
Loss from Operations
Adjusted EBITDA[1]

- Adjusted EBITDA of $(3.3)M compared to $(14.5)M, benefiting from 41% reduction in operating expense
- Lower costs as a result or restructuring activities in fiscal 2019 slightly offset by the impact of the reduced production rate due to plant shutdown related to COVID-19
- Generation revenue improved by $3M, 184%

Cash and Equivalents ($M)



$39.8
30.3
9.5
$73.4
44.3
18.6
10.5
Restricted
Project Level Unrestricted(3)
Unrestricted
4Q19
2Q20

- $73.4M total cash, restricted cash, and equivalents[2]
- Completion of $14M sale/leaseback transaction with Crestmark for the Tulare BioMAT Fuel Cell Project
- Receipt of $6.5M Paycheck Protection Loan (PPP)
- Unrestricted cash for project construction of $18.6M[3]
- Corporate unrestricted cash excluding PPP Loan & Orion project level cash of $4.5M

Backlog ($B)



$1.26
0.06
1.01
0.20
$1.34
0.08
1.10
0.16
+6.4%
Service
Generation
License & Adv. Tech
2Q19
2Q20

- $81M increase in backlog reflects the addition of the Bridgeport Fuel Cell Park project, offset by the removal of the Bolthouse Farms project and revenue recognized during the period

Operational Expenses, Cash and Equivalents, and COVID-19 Impacts Managed

[1] Refer to reconciliation in Appendix. [2] As of 4/30/20. [3] Cash funded under the Orion Energy Partners loan facility to pay for approved project related expenses

fuelcellenergy FuelCell Energy Q2 2020 Investor Presentation | 8

Capital Structure Supports Execution of Business Plan Liquidity to Execute Backlog and Support Anticipated Growth 1. Crestmark Sale-Leaseback $14.4M, ten-year sale-leaseback financing structure allows 2.8MW Tulare BioMAT project to move into Generation portfolio, improving recurring cash flows and margin 2. Construction Financing Received for the San Bernardino Project $3.5M construction loan advanced under the Company’s senior credit facility to support the on-going project construction expenses 3. Orion Energy Partners Line of Credit (Entered into on June 8, 2020) Up to $35M of funding, at the Company’s option, under the Company’s $200M Orion Energy Partners Facility that may be used for general corporate purposes and working capital, enhancing current liquidity

Powerhouse Business Strategy

Positioning FuelCell Energy for Long-term Growth and Value Creation

TRANSFORM

Build a Solid Financial Foundation

- ✓ **Delivered cost savings:** Realized annualized operating savings of ~$15M through the restructuring of our business

STRENGTHEN

Strengthen the Business and Maximize Operational Efficiencies

- ✓ **Capital deployment:** Obtained low-cost, long-term financing for generation projects including Tulare and new loan through Connecticut Green Bank
- ✓ **Commercial excellence:** Strengthened customer relationships and built a customer-centric reputation
- ✓ **Operational excellence:** Backlog execution with the completion of the **Tulare BioMAT** project and commencement of **San Bernardino** site construction
- ✓ **Cost reductions:** Lean resource management driving significant year over year change in operating expense

GROW

Capture Growth by Leveraging Core Strengths and Partnerships

- ✓ **Sales growth:** Expanded sales team focus on increased product sales and market opportunities
- ✓ **Innovation:** Successful delivery of extended 7-year life stack modules; expanding commercialization of new technologies including proprietary gas treatment systems
- ✓ **Segment leadership:** Capitalizing on expertise and competitive advantages in key markets – biofuels, microgrid development, and hydrogen economy expansion
- ✓ **Education:** Working with legislators and regulators in target geographies to increase awareness of benefits of FuelCell SureSource™ platforms
- ✓ **Geographic and market expansion:** Targeting growth in new markets and applications

On a Three-year Execution Path to Transform the Company

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FuelCell Energy Q2 2020 Investor Presentation | 10

Focused on Execution Continuing Progress on Key Projects and Evolving Clean Energy Technologies MOST RECENT PROJECT MOBILIZATION San Bernardino Project, California 1 LIPA Project in Yaphank, Long Island, NY 2 Fuel Cell Project: SureSourceTM 1.4 MW San Bernardino Municipal Water Department San Bernardino, CA Fuel Cell Project: SureSourceTM 7.4 MW Yaphank, NY Advanced Technology Driving Innovation and Solutions Carbon Capture work under our JDA is progressing on schedule Development of our Solid Oxide platform, including work under awards from the Department of Energy, continues to advance our solution for hydrogen based long-duration storage Toyota Port of Long Beach BioMAT tariff enables tri-generation project that provides hydrogen NEXT PROJECT MOBILIZATION

Continued Focus on Profitable Growth Enabled by Strengthened Financial Position and Sources of Funding FY 2022 TARGETS Grow Generation Portfolio1 100% Revenue Growth1 Double-digit CAGR Adjusted EBITDA Deliver Positive Adj. EBITDA FUTURE GOALS Achieve Grid Pricing Parity Positive EBITDA Positive Free Cash Flow Deliver Return on Invested Capital 1 2 3 4 KEYS TO BUSINESS PLAN ACHIEVEMENT Execution on project backlog Winning new business around the world Continued cost control Achieving project milestones Efficient capital deployment 1 As compared to results for the fiscal year ended October 31, 2019. Long Term Targets and Goals

Key Investment Highlights 1 2 3 4 Strengthened balance sheet with funding secured to deliver long-term projects to generate recurring revenue New leadership committed to project execution, achieving financial milestones and operational efficiencies Unrivaled technology for ultra-clean, reliable and scalable baseload power On a three-year path of execution to Transform, Strengthen and Grow the organization for long-term success

Q&A

Appendix

GAAP to Non-GAAP Reconciliation These supplemental non-GAAP measures are provided to assist readers in determining operating performance. Management believes EBITDA and Adjusted EBITDA are useful in assessing performance and highlighting trends on an overall basis. Management also believes these measures are used by companies in the fuel cell sector and by securities analysts and investors when comparing the results of the Company with those of other companies. EBITDA differs from the most comparable GAAP measure, net loss attributable to the Company, primarily because it does not include finance expense, income taxes and depreciation of property, plant and equipment and project assets. Adjusted EBITDA adjusts EBITDA for stock-based compensation, restructuring charges and other unusual items such as the legal settlement recorded during the first quarter of fiscal 2020, which are considered either non-cash or non-recurring. While management believes that these non-GAAP financial measures provide useful supplemental information to investors, there are limitations associated with the use of these measures. The measures are not prepared in accordance with GAAP and may not be directly comparable to similarly titled measures of other companies due to potential differences in the exact method of calculation. The Company’s non-GAAP financial measures are not meant to be considered in isolation or as a substitute for comparable GAAP financial measures, and should be read only in conjunction with the Company’s consolidated financial statements prepared in accordance with GAAP.

FuelCell Energy Operating Portfolio and Project Backlog Overview Refers to FCEL fiscal quarter (1) (1)